                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    May 12, 2004

                       EXCHANGE NATIONAL BANCSHARES, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Missouri                      0-23636                43-1626350
----------------------------     ------------------------     ----------------
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

132 East High Street, Jefferson City, Missouri                           65101
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (573) 761-6100


--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On May 12, 2004, Exchange National Bancshares, Inc. issued a press release announcing that its board of directors had approved a quarterly cash dividend of 18 cents per share, payable July 1, 2004 to shareholders of record at the close of business on June 16, 2004. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      Exhibit No.       Description
      -----------       -----------
      Exhibit 99        Exchange National Bancshares, Inc. press release dated
                        May 12, 2004

                                      * * *


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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXCHANGE NATIONAL BANCSHARES, INC.


Date: May 12, 2004
                                    By: /s/ James E. Smith
                                        -------------------------------
                                        James E. Smith
                                        Chairman and CEO


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
                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
Exhibit 99        Exchange National Bancshares, Inc. press release dated May 12,
                  2004.


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